Exhibit 99.1
Trust Stamp President announces substantial H1-2024 growth including the 69th customer on its low-code Orchestration Layer platform
Trust Stamp’s President provides a holistic overview of business growth in H1 of 2024 including the growth of Trust Stamp’s financial services client base in the United States and internationally, and entry into new industries
July 11, 2024: Atlanta, GA, July 11, 2024 (GLOBE NEWSWIRE) -- Trust Stamp (Nasdaq: IDAI), announced that in H1 of 2024 it has onboarded 21 new customers to its low-code Orchestration Layer platform, bringing the total number to 69, while growing its overall financial services customer base in the United States and internationally and increasing the industries served.
Trust Stamp President Andrew Gowasack commented “We have made tremendous progress building our business in 2024 and I know that it can be frustrating for shareholders who typically see company performance through the short term prism of reported revenue, or the snapshot of individual press releases, therefore I am pleased to provide our shareholders, and the market, with a holistic report on our business achievements for H1 of 2024.”
Andrew Gowasack continued: “I will start by observing that there is an unprecedented need for our AI-powered identity and fraud mitigation products because of the rapid emergence of ever more sophisticated AI-powered attacks including AI-generated “Super Synthetic” identities. I believe that the current and projected growth in our business is and will be fuelled by our investments in research and development that have resulted in a substantial portfolio of patented Quantum-Proof AI-powered technologies, a number of which are tailor made to combat AI-powered presentation attacks. Our thesis is that every company that is using legacy technology to defend against AI-enabled fraud will soon be forced to invest in AI-powered technologies, and consequently, in parallel to our own sales initiatives, we are in discussions with other providers of identity authentication solutions with a view to collaborations that can leverage our market-leading technology”.
Gowasack further commented: “I am delighted to announce that in H1 of 2024 we added an additional 14 banks to the Orchestration Layer through our main channel partnership. This partnership has allowed us to quickly expand our contracted customer base in the U.S. financial services sector although the key to meaningful revenue growth will be accelerating and extending the usage of our technology by the contracted financial institutions. The revenue from the initial integration contract is nominal with significant revenue potential resulting from usage fees, and we are at the mercy of the financial institutions in terms of prioritization of their resources and timing of their roll-out. To date a little over half of the financial institutions contracted through the channel partnership have progressed integration to the point that we are seeing initial transactional usage. This is a slower ramp-up than we anticipated, but we are confident that the lifetime value of bank and other large financial institution customers will provide an excellent long-term return on our acquisition and associated costs.”
Gowasack went on to say: “Unlike typical identity verification (IDV) solutions, our Identity Tokenization (“IT2”) allows biometric based data to be safely used for more than just new customer enrollment without saving the underlying biometric data. Once a customer creates an IT2, reauthentication for processes like PIN/password resetting and change of address is as easy as taking a selfie. This means that the potential usage of Trust Stamp technology can be much higher than traditional IDV solutions and the wide range of potential use cases is reflected by our new authentication tool for wire transfers and other large and/or high risk transactions. One of the most commonly asked investor questions is how much recurring revenue we anticipate from each Orchestration Layer user once in full production. This is a challenging question to answer as we do not have a large enough sample size to produce a data driven estimation, and the range is likely to be significant. What I can say is that our first Orchestration Layer customer in full production is consistently generating in excess of $14k of MRR whereas our S&P500 bank customer consistently generates well in excess of $1m of ARR and we anticipate the long-term average being closer to the former than the latter.”
In addition, Trust Stamp has established new distribution channels for its financial services products with NayaOne Marketplace, and AWS Marketplace. Andrew Gowasack commented: “These channels provide accessibility and simplified integration for prospects without requiring us to expand our headcount. In the case of AWS, their existing customers are able to discover, test, contract and pay for Trust Stamp technology through their AWS account and receive AWS usage credit for the services that we provide.”
Outside of the United States, Trust Stamp has contracted with Africa’s largest mobile network provider for a proof of concept deploying Trust Stamp technology for mobile identity verification for financial transactions, and through its Master

Services Agreement with a branded card network, is seeing planned usage expanding to banks in at least two African countries in H2 of 2024.
Trust Stamp has also expanded outside financial services adding its first social media customer implementing AI-powered Age Estimation technology. Andrew Gowasack commented: “This is a critical first step in the market as we pursue opportunities arising from new and/or more aggressively enforced legislation in the U.S. and E.U. requiring age verification for access to mature content, and also ensuring that users under 13 do not sign up for online services without adult approval. This first customer is allowing us to prove our technology and further refine our algorithms with a view to creating a market-leading product. Our experience with the customer has led to our developing a novel approach to increasing accuracy in AI age predictions and we have already filed a provisional patent related to that innovation.”
In addition, Trust Stamp has begun implementation with a strategic partner in the U.S. serving automotive dealerships, which are experiencing a 98% growth in synthetic identity fraud attacks, entered into two partnerships for implementation in the IOT market with partners in the UK and Denmark, entered into a go-to-market collaboration for healthcare focused on the UK, US, and Scandinavian markets, and been awarded a multi-year public safety contract by an E.U. government.
Andrew Gowasack finally commented: “For several years we have invested in developing specialized products focused on the identified needs of the United States federal government. In January of 2024 we entered into a teaming agreement with ManTech for the implementation of our Quantum-Safe technology services, and in H1 of 2024 we extended that strategic relationship to potential uses in the defense sector. While there is a considerable degree of political uncertainty impacting the potential timing of all new federal government projects, we have reason to anticipate that these initiatives will result in significant revenue in 2025”.

Inquiries
Shareholders@truststamp.ai
Andrew Gowasack President, agowasack@truststamp.net
About Trust Stamp
Trust Stamp, the Privacy-First Identity Company ™, is a global provider of AI-powered identity services for use in multiple sectors, including banking and finance, regulatory compliance, government, real estate, communications, and humanitarian services. Its technology empowers organizations with advanced biometric identity solutions that reduce fraud, protect personal data privacy, increase operational efficiency, and reach a broader base of users worldwide through its unique data transformation and comparison capabilities.
Located in seven countries across North America, Europe, Asia, and Africa, Trust Stamp trades on the Nasdaq Capital Market (Nasdaq: IDAI). The Company was founded in 2016 by Gareth Genner and Andrew Gowasack.
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